SCHEDULE 14A
                                Amendment No. 1


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                         CHINA MOBILITY SOLUTIONS, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:
       (2)     Form, Schedule or Registration Statement No.:
       (3)     Filing Party:
       (4)     Date Filed:

                         CHINA MOBILITY SOLUTIONS, INC.
                          #900 - 789 West Pender Street
                         Vancouver, B.C. Canada V6C 1H2
                                  (604)632-9638


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 28, 2005



Dear Shareholder:


     We cordially invite you to attend China Mobility Solutions, Inc. Annual Meeting of Shareholders on July 28, 2005, at The Sheraton Hotel, 360 Union Blvd., Lakewood, Colorado at which meeting you may be present. If you choose not to attend, you may send your ballot appointing Angela Du, President, to vote as your ballot directs. The Notice of Meeting and the accompanying Proxy describe the business of the Annual Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record on June 13, 2005 of China Mobility Solutions, Inc. ("CHMS.OB"), a Florida corporation, in connection with the following proposals.


       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

     1. To elect two directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To ratify the appointment of Moen and Company, as Independent Accountants for the annual period ending December 31, 2004.

     3. To increase the Company's authorized shares to 500 million shares of common stock.

     4.   To adopt the 2005 Stock Option Plan.


     The Board of Directors has fixed the closing of business on June 13, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.


     The Company's Annual Report to Stockholders for the year ended December 31, 2004 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.
                                           Sincerely,

                                           /s/Angela Du
                                           ------------------------------
                                           Angela Du, President

     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                         CHINA MOBILITY SOLUTIONS, INC.


                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 28, 2005

     This Proxy Statement is being furnished to Shareholders of China Mobility Solutions, Inc. ("CHMS.OB") in connection with the Annual Meeting of Shareholders (the "Meeting") to be held on July 28, 2005 and at any adjournments thereof (the "Meeting"). The Meeting will be held at The Sheraton Hotel, 360 Union Blvd., Lakewood, Colorado, at 1:30 P.M. local time.

     This Proxy Statement is first being mailed or given to Shareholders on or about June 22, 2005.


     We are a Florida corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol CHMS.OB. Information about us can be found in our December 31, 2004 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.

                                     VOTING

SHAREHOLDERS ENTITLED TO VOTE


     Holders of record of common stock, at the close of business on the date of mailing this proxy statement will be entitled to vote at the Annual Meeting. As of this date, June 13, 2005, 15,826,670 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.



QUORUM  AND  VOTE  NECESSARY  FOR  APPROVALS.

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.

     A majority of shares issued and outstanding is sufficient to approve the proposal for a reverse split and name change to be incorporated in Amendments to the Articles of Incorporation.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Angela Du, President, #900 - 789 West Pender Street Vancouver, B.C. Canada V6C 1H2.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is Angela Du, President of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.

                                   PROPOSAL #1

              PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION AND
                       CHANGES IN CORPORATE CAPITALIZATION

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is four. The Board has nominated four (4) persons. At this Annual Meeting, a Board of four (4) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS CANDIDATES NOMINATED BY MANAGEMENT ARE:

Xiao-Qing (Angela) Du
Ernest Cheung
Greg Ye
Michael  J.P.  Moen

     The above individuals are nominees for election as directors for the next fiscal year. Their biographical information is as follows:

     XIAO-QING (ANGELA) DU, President and Director, age 34. She has been President and Director of our company from 2003 to date. She received a Bachelor of Science in International Finance in 1992 from East China Normal University. She received a Master of Science in Finance and Management Science in 1996 from the University of Saskatchewan Canada. She was Business Manager of China Machinery & Equipment I/E Corp. (CMEC) from 1992 to 1994. She is now President of Infornet Investment CORP., the Company's wholly owned subsidiary in Canada since 1997. She was President of China Mobility from 1997 to 1999. She ran the operations in China of the DNS and web hosting business.

     ERNEST CHEUNG, Secretary and Director, age 54, has been Secretary of the company since May 1998. He received a B.A. in Math in 1973 from University of Waterloo Ontario. He received an MBA in Finance and Marketing from Queen's University, Ontario in 1975. From 1991 to 1993 he was Vice President of Midland Walwyn Capital, Inc. of Toronto, Canada, now known as Merrill Lynch Canada. From 1992 until 1995 he served as Vice President and Director of Tele Pacific International Communications Corp. He has also served as President for Richco Investors, Inc. since 1995. He has been a director of the Company since 1996. He is currently a Director of Agro International Holdings, Inc. since 1997, Spur Ventures, Inc. since 1997, Richco Investors, Inc. since 1995 and Drucker Industries, Inc. since 1997. In 2000, he became President and a Director of China NetTV Holdings, Inc. In 2002, he became a Director of The Link Group, Inc. (Formerly World Envirotech, Inc.).

     GREG YE, MBA, age 36, CPA, Director, brings 12 years of management, consulting and investment experience in a broad range of business and technology disciplines. He is currently in charge of developing and implementing corporate strategies as Group Director of Strategic Marketing for Cadence Design Systems Inc, the world's 9th largest software company, listed on both the NYSE and NASDAQ. Previously, he worked for Cisco Systems as a market development manager and PricewaterhouseCoopers, where he spent six years advising high-tech companies based in the U.S. and Asia. He co-founded a Silicon Valley based incubator for high-tech companies in China in 1999 and serves as an advisor for several other U.S. high-tech start-up companies. Mr. Ye received his MBA from Harvard Business School and his BSEE from Shanghai Jiao Tong University, China. He is a Certified Public Accountant and a Certified Management Accountant.

     MICHAEL J.P. MOEN, age 33, Director, recently a Senior Vice President in U.S. Institutional Sales for Burlington Capital Markets in New York, has spent the past several years with some of the most prestigious firms on Wall Street. His previous positions include US Institutional Sales - Senior Analyst for Goldman Sachs, a Buyside Trader for CIBC World Markets, and Retail Equity Sales for Saloman Smith Barney. Previously he was an Accountant with Moen & Company Chartered Accountants of Vancouver. Mr. Moen earned his Master of Business Administration in International Finance from the University of Southern Europe and his Bachelor of Accounting from the University of Minnesota.

     Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.
                            ------------------------

                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Moen and Company, Independent Registered Public Accounting Firm, of Vancouver, British Columbia, Canada have been appointed as the Certifying accountants for the period through fiscal year 2005 and shareholders are asked to ratify such appointment. Ratification of the appointment of Moen and Company, as the Company's independent public accountants for the fiscal year ending December 31, 2005 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Moen and Company, for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Moen and Company, are expected to be present at the Annual Meeting to make statements if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Moen and Company, as independent accountants for the Company's year ending December 31, 2005.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
                    OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                            ------------------------
                                   PROPOSAL #3

                          INCREASE IN AUTHORIZED SHARES
                INVOLVING CHANGES IN CORPORATE CAPITAL STRUCTURE

     We are asking shareholders to authorize an increase in the number of authorized shares from 50,000,000 common shares to 500,000,000 common shares. This requires an amendment to our Articles of Incorporation.

     We believe increase in the authorized shares in our Articles of Incorporation is in the best interest of our corporation because we believe we have insufficient shares to accomplish growth in the future. We do not have any current plans, proposals, or arrangements, written or otherwise regarding the use of increased authorized shares. We do not have any current plans to acquire assets or engage in any new business or investment opportunity at this time. We do however intend to raise additional capital in the future with stock sales but have not specified any offering parameters nor timing.

Discussion of Background for Proposed Action

     Pursuant to this Proxy Statement, you, as stockholders, are informed that the action sought is to increase the number of shares of stock that the Company is authorized to issue to 500 million shares of common stock.

     The shares of common stock to be authorized and issued have full voting rights and have no dividend or interest rates, conversion prices, redemption prices, maturity dates, or other matters. There are no preemptive rights regarding the shares of common stock.

     It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

     The rights of the existing holders of common stock will not be affected, except that the authorization of a large number of additional shares and the issuance of additional shares for the pending transaction will allow, in the future, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

     1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders will be diluted from 100% to an indeterminate amount upon completion of any new transactions for stock.

     2. Control of the Company by stockholders may change due to new issuances.

     3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

     4.   Business plans and operations may change.

     5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

     In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

     It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE.
                            -----------------------
                                        9

                                   PROPOSAL #4

                     ADOPTION OF THE 2005 STOCK OPTION PLAN


THE COMPANY AND THE PLAN

     As described in the accompanying NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, the Company proposes to adopt the China Mobility Solutions, Inc. 2005 Stock Option Plan attached hereto as Exhibit "A".

     The Board of Directors believes that the Stock Option Plan will enable the Company to compensate management and employees at a level competitive in the industry. We have no current plans, proposals or arrangements regarding the options to be authorized under the 2005 Plan. We have not agreed to issue options to any specific individuals. We have not established any criteria for the award of options.

     The Board of Directors of the Company voted unanimously to adopt the 2005 Stock Option Plan for China Mobility Solutions, Inc. The Board of Directors believes that the adoption of the Plan critical to attracting, retaining, and motivating employees and other eligible persons of the Company. The Plan and the option grants were approved by disinterested members of the Board as well as by the entire Board.

     The following table sets forth information with respect to stock options to officers and directors of the Company granted pursuant to the Plan through May 6, 2005.

                                  Number of Options   Exercise
  Name                     Title      Granted(1)        Price    Expiration Date
  ----                     -----      ----------        -----    ---------------

None.


All current Executive
Officers as a Group

All current Directors who
are not Executive Officers
as a Group)

All Employees as a Group
(not including
Executive Officers and
Directors)

     PURPOSE. This 2005 China Mobility Solutions, Inc. Stock Option Plan ("the 2005 Plan") is intended to promote the interests of the Corporation by providing eligible individuals who are responsible for the management, growth and financial success of the Corporation or who otherwise render valuable services to the Corporation with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and thereby encourage them to remain in the service of the Corporation.

     ADMINISTRATION OF THE 2005 PLAN.

     (a) The 2005 Plan shall be administered by the Board. The Board, however, may at any time appoint a committee ("Committee") of two (2) or more Board members and delegate to such Committee one or more of the administrative powers allocated to the Board pursuant to the provisions of the 2005 Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     (b) The 2005 Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the 2005 Plan) shall have full power and authority (subject to the provisions of the 2005 Plan) to establish such rules and regulations as it may deem appropriate for the proper 2005 Plan administration and to make such determinations under, and issue such interpretations of, the 2005 Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the 2005 Plan Administrator shall be final and binding on all parties who have an interest in the 2005 Plan or any outstanding option or share issuance.

     ELIGIBILITY.

     (a) The persons eligible to receive option grants pursuant to the 2005 Plan (each an "Optionee") are limited to the following:

          (1) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations, if any) who render services which contribute to the success and growth of the Corporation (or any parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or any parent or subsidiary corporations);

          (2) the non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporations; and

          (3) those consultants or independent contractors who provide valuable services to the Corporation (or any parent or subsidiary corporations).

     We may issue options to third parties in exchange for services for consulting and for marketing, in the discretion of the Board.

     (b) The 2005 Plan Administrator shall have full authority to determine, with respect to the option grants made under the 2005 Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

     STOCK SUBJECT TO THE 2005 PLAN.

     (a) The stock issuable under the 2005 Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock, $0.0001 par value (the "Common Stock"). The maximum number of shares which may be issued over the term of the 2005 Plan shall not exceed 3.5 million shares of Common Stock. The total number of shares issuable under the 2005 Plan shall be subject to adjustment from time to time in accordance with the provisions of Section 4(c).

     (b) Shares subject to (i) the portion of one or more outstanding options which are not exercised or surrendered prior to expiration or termination and
(ii) outstanding options canceled in accordance with the cancellation-regrant provisions of Section 9 will be available for subsequent option grants or stock issuances under the 2005 Plan.

     (c) In the event any change is made to the Common Stock issuable under the 2005 Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the 2005 Plan and (ii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the 2005 Plan Administrator shall be final, binding and conclusive.

     (d) Common Stock issuable under the 2005 Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

     TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the 2005 Plan shall be authorized by action of the 2005 Plan Administrator and may, at the discretion of the 2005 Plan Administrator, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the 2005 Plan Administrator; PROVIDED, HOWEVER, that each such instrument shall comply with and incorporate the terms and conditions specified below. In addition, each instrument evidencing an Incentive Option shall be subject to the applicable provisions of Section 7.

(a) OPTION PRICE

     (1)  The  option   price  per  share  shall  be  fixed  by  the  2005  Plan
Administrator.

     (2) The option price shall become immediately due upon exercise of the option, and subject to the provisions of Section 11, shall be payable in cash or check drawn to the Corporation's order. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the option price may also be paid as follows:

          (A) in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

          (B) through a special sale and remittance procedure pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and
     (ii) concurrently provides written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

(b) TERM AND EXERCISE OF OPTIONS. Each option granted under the 2005 Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the 2005 Plan Administrator and set forth in the stock option agreement evidencing such option. However, no option granted under the 2005 Plan shall have a term in excess of ten (10) years from the grant date.

(c) TERMINATION OF SERVICE

     (1) The 2005 Plan Administrator shall have complete discretion to limit the period of time that an option granted under the 2005 Plan may be exercised should the Optionee cease to remain in Service for any reason (including death or Permanent Disability). In no event, however, shall any such option be exercisable after the specified expiration date of the option term. During such limited period of exercisability, the option may not be exercised for more than that number of shares (if any) for which such option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

     (2) Notwithstanding subsection (1) above, the 2005 Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the time the Optionee ceases Service, to allow one or more outstanding options held by the Optionee to be exercised, during the period of exercisability following the Optionee's cessation of Service, not only with respect to the number of shares for which the option is exercisable.

     (3) Notwithstanding any provision of this 2005 Plan to the contrary, any options granted under this 2005 Plan shall terminate as of the date the Optionee ceases to be in the Service of the Corporation if the Optionee was terminated for "cause" or could have been terminated for "cause." If the Optionee has an employment or a consulting agreement with the Corporation, the term "cause" shall have the meaning given that term in the employment or consulting agreement. If the Optionee does not have an employment or consulting agreement with the Corporation, or if such employment or consulting agreement does not define the term "cause," the term "cause" shall mean: (A) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (i) an act materially in conflict with the financial interests of the Corporation, (ii) an act that could damage the reputation or customer relations of the Corporation, (iii) an act that could subject the Corporation to liability, (iv) an act constituting sexual harassment or other violation of the civil rights of co-workers, (v) failure to obey any lawful instruction of the Board or any officer of the Corporation and
(vi) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionee may have with the Corporation, or (B) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, unfair competition with the Corporation or the inducement of any customer of the Corporation to breach any contract with the Corporation. The right to exercise any option shall be suspended automatically during the pendency of any investigation by the Board, or its designee, and/or any negotiations by the Board, or its designee, and the Optionee, regarding any actual or alleged act or omission by the Optionee of the type described in this paragraph.

(d) SHAREHOLDER RIGHTS. An Optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such Optionee shall have exercised the option and paid the option price.

(e) TRANSFERABILITY. Unless otherwise specified in the Agreement relating to an option, options granted hereunder may be transferable (i) by will or the laws of descent and distribution, (ii) pursuant to beneficiary designation procedures approved by the Company, (iii) pursuant to a domestic relations order, (iv) to one or more family members of the optionee, (v) to a trust or trusts for the exclusive benefit of the optionee and/or one or more family members of the optionee, (vi) to a partnership in which the optionee and/or one or more family members of the optionee are the only partners, (vii) to a limited liability company in which the optionee and/or one or more family members of the optionee are the only members, or (viii) to such other persons or entities as may be specified in the agreement relating to an option or approved in writing by the Committee prior to such transfer. Except to the extent permitted by the preceding sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, (i) no option granted hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process and (ii) upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option granted hereunder, such option and all rights thereunder shall immediately become null and void.

     INCENTIVE OPTIONS. The terms and conditions specified below shall be applicable to all Incentive Options granted under the 2005 Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the 2005 Plan shall NOT be subject to such terms and conditions.

     (a) OPTION PRICE. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date; provided, if the individual to whom the option is granted is at the time a Ten Percent Shareholder, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the grant date.

     (b) DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this 2005 Plan (or any other option 2005 Plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as Incentive Stock Options under the Federal tax laws during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

     (c) OPTION TERM FOR TEN PERCENT SHAREHOLDER. No option granted to a Ten Percent Shareholder shall have a term in excess of five (5) years from the grant date.

     (d) ACCELERATED TERMINATION OF OPTION TERM. The option term shall terminate prior to the expiration date established by the 2005 Plan Administrator should any of the following provisions become applicable:

          (1) Except as otherwise provided in subparagraph (2) or (3) below, should an Optionee cease to remain in Service while his/her option is outstanding, then the period for exercising his/her option shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall such option be exercisable at any time after the expiration date. Upon the expiration of such three (3) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

          (2) Should the Optionee die while his/her option is outstanding, his/her option shall cease to be exercisable, upon the EARLIER of (a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the expiration date of the option. Upon the expiration of such twelve (12) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

          (3) Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service while his/her option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise his/her option, but in no event shall this option be exercisable at any time after the expiration date of the option. Upon the expiration of such limited period of exercisability or (if earlier) upon the expiration date, his/her option shall terminate and cease to be outstanding.

          (4) During the limited period of exercisability applicable under subparagraphs (1), (2), or (3) above, the Optionee's option may be exercised for any or all of the option shares in which the Optionee, at the time of cessation of Services, is vested in accordance with the exercise/vesting provisions specified in his/her stock option documents.

     (e) TRANSFERABILITY. An Incentive Option shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercisable during the Optionee's lifetime only by such Optionee or the Optionee's legal representative or similar person. Except as modified by the preceding provisions of this Section 7, all the provisions of the 2005 Plan shall be applicable to the Incentive Options granted hereunder.

     CORPORATE TRANSACTION.

     (a) In the event of any Corporate Transaction, each option outstanding under the 2005 Plan shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

     (b) In connection with any such Corporate Transaction, the 2005 Plan Administrator may, at its sole discretion, (i) accelerate each or any outstanding option under the 2005 Plan so that each or any such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares, (ii) arrange for each or any outstanding option to either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (iii) arrange for the option to be replaced by a comparable cash incentive program of the successor corporation based on the option spread (the amount by which the Fair Market Value of the shares of Common Stock at the time subject to the option exceeds the option price payable for such shares) or (iv) take none of the actions described in clauses (i), (ii) or (iii) above and allow the option to terminate as provided in Section 2(a) above. The determination of comparability under clauses (ii) and
(iii) above shall be made by the 2005 Plan Administrator, and such determination shall be final and conclusive.

     (c) The exercisability as Incentive Stock Options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of subsection 7(b).

     (d) If the outstanding options under the 2005 Plan are assumed by the successor corporation (or parent thereof) in the Corporate Transaction or are otherwise to continue in effect following such Corporate Transaction, then each such assumed or continuing option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities or other property that would have been issuable to the option holder, in consummation of the Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction.

     (e) The grant of options under this 2005 Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     CANCELLATION AND NEW GRANT OF OPTIONS. The 2005 Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the 2005 Plan and to grant in substitution therefore new options under the 2005 Plan covering the same or different numbers of shares of Common Stock but having, in the case of an Incentive Option, an option price per share not less than one hundred percent (100%) of such Fair Market Value per share of Common Stock on the new grant date, or, in the case of a Ten Percent
Shareholder, not less than one hundred and ten percent (110%) of such Fair Market Value.

     EXTENSION OF EXERCISE PERIOD. The 2005 Plan Administrator shall have full power and authority to extend (either at the time when the option is granted or at any time while the option remains outstanding) the period of time for which the option is to remain exercisable following the Optionee's cessation of Service, from the limited period set forth in the option agreement, to such greater period of time as the 2005 Plan Administrator may deem appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

LOANS.

     (a) The 2005 Plan Administrator may assist any Optionee (including an Optionee who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under the 2005 Plan, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by:

          (1) authorizing the extension of a loan from the Corporation to such Optionee, or

          (2) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years.

     (b) The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the 2005 Plan
Administrator in its sole discretion. Loans or installment payments may be granted with or without security or collateral; however, any loan made to a consultant or other non-employee director must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each may not exceed the SUM of (i) the aggregate option price payable for the purchased shares less the aggregate par value for such shares plus (ii) any Federal and State income and employment tax liability incurred by the Optionee in connection with such exercise.

     (c) The 2005 Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions the Board in its discretion deems appropriate.

AMENDMENT OF THE 2005 PLAN AND AWARDS.

     (a) The Board shall have complete and exclusive power and authority to amend or modify the 2005 Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the 2005 Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the 2005 Plan prior to such action, unless the Optionee consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the 2005 Plan to (i) materially increase the maximum number of shares issuable under the 2005 Plan (except for permissible adjustments under Section 4(c)), (ii) materially increase the benefits accruing to individuals who participate in the 2005 Plan, or (iii) materially modify the eligibility requirements for participation in the 2005 Plan.

     (b) Options to purchase shares of Common Stock may be granted under the 2005 Plan which are in excess of the number of shares then available for issuance under the 2005 Plan, provided any excess shares actually issued under the 2005 Plan are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the 2005 Plan. If such shareholder approval is not obtained within twelve (12) months after the date the initial excess issuances are made, then (i) any unexercised options representing such excess shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund to the Optionees the option price paid for any excess shares issued under the 2005 Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

EFFECTIVE DATE AND TERM OF 2005 PLAN.

     (a) The 2005 Plan shall become effective when adopted by the Board and approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the 2005 Plan, then all options previously granted under the 2005 Plan shall terminate, and no further options shall be granted. Subject to such limitation, the 2005 Plan Administrator may grant options under the 2005 Plan at any time after the effective date and before the date fixed herein for termination of the 2005 Plan.

     (b) The 2005 Plan shall terminate upon the EARLIER of (i) ten years after the adoption of the 2005 Plan or (ii) the date on which all shares available for issuance under the 2005 Plan have been issued or canceled pursuant to the exercise or surrender of options granted under the 2005 Plan. If the date of termination is determined under clause (i) above, then no options outstanding on such date under the 2005 Plan shall be affected by the termination of the 2005 Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the stock option agreements evidencing such Options.

     USE OF PROCEEDS. Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the 2005 Plan shall be used for general corporate purposes.

     WITHHOLDING. The Corporation's obligation to deliver shares upon the exercise or surrender of any options granted under the 2005 Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

     REGULATORY APPROVALS. The implementation of the 2005 Plan, the granting of any options under the 2005 Plan, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the 2005 Plan, the options granted under it, and the Common Stock issued pursuant to it.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE
                        COMPANY'S 2005 STOCK OPTION PLAN
                            ------------------------

ANNUAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the Annual meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, March, 2006, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in July, 2006.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP


     As of the call date of the meeting, June 13, 2005, the total number of common shares outstanding and entitled to vote was 15,826,670.


     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

REPORT AVAILABLE

     A copy of our most current Annual Report on form 10KSB is attached hereto and later filings may be obtained without charge, by writing Angela Du, President, #900 - 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2.

                        DIRECTORS AND EXECUTIVE OFFICERS


     The directors and executive officers of the Company as of June 13, 2005 are as follows:


        Xiao-qing (Angela) Du, President and Director
        Ernest Cheung, Secretary/Treasurer and Director
        Greg Ye, Director
        Michael J.P. Moen, Director

     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.


    NAME             AGE    POSITION WITH THE COMPANY    TERM  PERIOD OF SERVICE
    ----             ---    -------------------------    ----  -----------------

Angela Du            34     President, CEO,              Annual    since 1996
                            and Director

Ernest Cheung        54     Secretary, Treasurer,        Annual    since 1998
                            and Director

Greg Ye              36     Director                     Annual    since 2005

Michael J.P. Moen    33     Director                     Annual    since 2005

Executive Compensation
------------------------
Remuneration
-------------

     The following information is set forth with respect to all remuneration paid by the Company during the year ended December 31, 2004 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $50,000, and to all directors and officers as a group:


                             SUMMARY COMPENSATION TABLE OF EXECUTIVES
                        Cash Compensation             Security Grants
----------------------------------------------------------------------------------------------------------
Name and      Year  Salary  Bonus Annual      Restricted Securities   Long Term           LTIP      All Other
Principal                         Compensation Stock     Underlying   Compensation/       Payments  Compensation
Position                            /Other($)    Awards    Options/     Options
                                                            SARs(#)
                                                            (SHARES)
----------------------------------------------------------------------------------------------------------
Xiao-qing Du  2001  32,084    0           0     0         0                0              0              0
President of  2002   4,809    0           0     0         0                0              0              0
Infornet            (CDN)
Subsidiary    2003       0    0           0     0         0                0              0              0
              2004       0    0           0     0         0                0              0        330,000(2)
-------------------------------------------------------------------------------------------------------------
Ernest Cheung 2001       0    0      24,000     0         0                0              0              0
Secretary(1)  2002       0    0      24,000     0         0                0              0              0
                                      (CDN)
              2003       0    0           0     0         0                0              0              0
              2004       0    0           0     0         0                0              0        165,000(2)
-------------------------------------------------------------------------------------------------------------
Officers as   2001  32,084    0      24,000     0         0                0              0              0
A Group       2002   4,809    0      24,000     0         0                0              0              0
                     (CDN)            (CDN)
              2003       0    0           0     0         0                0              0              0
              2004       0    0           0     0         0                0              0        495,000
-------------------------------------------------------------------------------------------------------------

     (1) Ernest Cheung received 16,667 options to buy 16,667 shares at $3.90 per share, plus Richco Investors, Inc. of which Mr. Cheung is an officer and director, and Mr. Tsakok is an officer and director, received 128,333 units for services in structuring the private placement. Mr. Tsakok has resigned as an officer and Director of the Company.

     (2) Options at $.30 per share expiring August 1, 2007.

   There have been no Option/SAR grants or exercises in the last fiscal year reportable under Reg. S-B, 402(c) or (d).

(b) Directors' Compensation

     Directors who are also officers of China Mobility Solutions, Inc. receive no cash compensation for services as a director. However, the directors will be reimbursed for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. The Company has granted options to directors under its Stock Incentive Plan subsequently adopted.


                                                SUMMARY COMPENSATION TABLE OF DIRECTORS
                                                        (To December 31, 2004)
                        Cash Compensation               Security Grants
-------------------------------------------------------------------------------------------------------------
Name and       Year    Annual   Meeting  Consulting Number       Securities          LTIP      All Other
Principal              retainer Fees ($) Fees/Other   of         Underlying          Payments  Compensation
Position               Fees ($)          Fees($)    Shares (#)   Options/SARs(#)
                                                                        (SHARES)
------------------------------------------------------------------------------------------------------------
Xiao-qing Du,  2001    0          0        0           0           0                 0              0
Director       2002    0          0        0           0           0                 0              0
               2003    0          0        0           0           0                 0              0
            (*)2004    0          0        0           0           0                 0              0
-------------------------------------------------------------------------------------------------------------
Ernest Cheung, 2001    0          0        0           0           0                 0              0
Director       2002    0          0        0           0           0                 0              0
               2003    0          0        0           0           0                 0              0
            (*)2004    0          0        0           0           0                 0              0
------------------------------------------------------------------------------------------------------------
Greg Ye,       2004    0          0        0           0           0                 0              0
Director
-------------------------------------------------------------------------------------------------------------
Michael J.P.   2004    0          0        0           0           0                 0              0
Moen, Director
------------------------------------------------------------------------------------------------------------
Maurice Tsakok 2001    0          0       24,000 CDN   0           0                 0              0
Director(1)    2002    0          0       24,000 CDN   0           0                 0              0
(Resigned      2003    0          0        0           0           0                 0              0
2004)          2004    0          0        0           0           0                 0              0
------------------------------------------------------------------------------------------------------------
Directors as a 2001    0          0       84,000 CDN   0           0                 0              0
group          2002    0          0       54,000 CDN   0           0                 0              0
               2003    0          0        0           0           0                 0              0
               2004    0          0        0           0           0                 0              0
------------------------------------------------------------------------------------------------------------

(1) On July 15, 2004, Maurice Tsakok resigned as the director of the Company.

*  See Executive Compensation Table.

     There have been no Option/SAR grants or exercises in the last fiscal year reportable under Reg. S-B, 402(c) or (d).

     Termination of Employment and Change of Control Arrangements:

     None.

     Stock purchase options: (Note all of these options are subject to the 1 for 3 reverse split effectuated in 2004. This would reduce the options by a factor of 3 and increase the exercise price by a factor of 3.)

     On November 12, 1999 the Company granted options to purchase shares at $1.30 per share to entities/persons who contributed to the Company in 1999, which are unexpired, as follows:

     (a)  262,000  options  to  Gemsco  Management  Ltd.,  beneficially  Maurice
          Tsakok, for designing and implementing the Company's corporate website, advising on technological matters, researching the technology sector and for services as a director;
     (b) 262,000 options to Farmind Link Corp. for their role as advisor on strategic issues, technology market trends, and financial and capital market issues;
     (c) 262,000 options to Sinhoy Management Ltd., beneficially Marc Hung, for their contributions to the general management of our company, investor relations, technological matters and for services as a director;
     (d) 212,000 options to Lancaster Pacific Investment, Ltd. for their contributions in the areas of regulatory matters, Chinese market conditions and strategies aimed at penetrating that market;
     (e) 50,000 options to Ernest Cheung for services rendered as secretary and director;
     (f) 20,000 options to Yonderiche International Consultants Ltd. for services rendered in matters regarding Chinese government policies and regulations; and


                                  LONG TERM COMPENSATION
                                  ----------------------
                                       Options
                        Restricted     & SARs
                        Stock          LTIP          LTIP           Other
                        Awards         Payouts       Payouts        Compensation
                        ------         -------       -------        ------------

Angela Du                None           None         None           None

Ernest Cheung            None           None         None           None


Option/SAR Granted During the Last Fiscal Year
----------------------------------------------

     No Options were granted during the last fiscal year.

Long Term Incentive Plans/Awards in Last Fiscal Year
----------------------------------------------------

     None


     (1) None of the current directors of the Company will devote their full time to the management of the Company.


 Stock Purchase Plans; Profit Sharing and Thrift Plans
 -----------------------------------------------------

     Presently the Company has no stock purchase plans, profit-sharing or thrift plans.

Options, Warrants or Rights
----------------------------

             Summary of Outstanding Options as of January 17, 2005

                     Award
Issued To            Date          Amount/Price    Term         Effective Date        Comments
---------            ----          ------------    ----         --------------        ---------
None

     TOTAL

Compensation Committee Interlocks
---------------------------------

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Audit Committee
---------------

     The Company does not have an Audit Committee.

Code of Ethics
--------------

     The Company has not adopted a Code of Ethics for the Board and the salaried employees.

 Committees and Procedures

     (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

     (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because all directors participate in the consideration of director nominees and the board is so small.

     (3) Each of the members of the Board which acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a).

     (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

     (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

     (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the Company.

     (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (8) The nominating committee's process for identifying and evaluation nominees for director, including nominees recommended by security holders, is to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (9) With regard to each nominee approved by the nominating committee for inclusion on the registrant's proxy card (other than nominees who are executive officers or who are directors standing for re-election), state which one or more of the following categories of persons or entities recommended that nominee: Legal Counsel to Company.

PRINCIPAL HOLDERS OF VOTING SECURITIES

   (a) Beneficial owners of five percent (5%) or greater, of Company common stock: The following sets forth information with respect to ownership by holders of more than five percent (5%) of its common stock known by the Company based upon 15,826,670 shares outstanding at December 31, 2004, and in the event of exercise of all options for our stock.

Title of        Name and Address                           Amount of                 Percent of          If
Class           of Beneficial Owner                        Beneficial Interest       Class               options
                                                                                                      exercised*
---------------------------------------------------------------------------------------------------------------
Common          Xiao-qing Du
Stock           Ste. 900-789 West Pender St.               1,250,000                 7.9%                7.6%
                Vancouver, BC V6C 1H2                      (2)(9)
Common          Richco Investors, Inc.                     1,137,999                 7.2%                6.9%
Stock           Ste. 830-789 West Pender St.               (1)(3)(4)(7)
                Vancouver, BC V6C 1H2
Common          Ernest Cheung                              1,446,333                 9.1%                8.8%
Stock           Ste. 830-789 West Pender St.               (1)(3)(6)(7)(9)
                Vancouver, BC V6C 1H2
Common          Maurice Tsakok                             1,225,333                 7.7%                7.4%
Stock           Ste. 830-789 West Pender St.               (1)(3)(5)
                Vancouver, BC V6C 1H2
Common          QuickNet Partners                          2,040,000                 12.9%               12.4%
Stock           #1859 New Century Office Tower
                Beijing China
Common          Zeth Zhang                                 1,333,333                  8.4%                8.1%
Stock           14-F Hutchison House
                10 Harcourt Road, Hong Kong
Common          Grace Ding                                 1,333,333                  8.4%                8.1%
Stock           14-143 Dahongmen Street
                Fengtai District, Beijing, China
Common          Jerry Wang                                 1,400,000                  8.8%                8.5%
Stock           17-2-101 New Zhongxili
                East District, Beijing, China
Common          Susan Wen                                  1,528,000                  9.7%                9.3%
Stock           502-16 No. 3 Street
                Zhongguancun, Haidian District
                Beijing, China

Includes options exercisable within 30 days.

     (b) The following sets forth information with respect to the Company common stock beneficially owned by each Officer and Director, and by all Directors and Officers as a group, at December 31, 2004, and in the event of exercise of all options for our stock held by such listed holders and their affiliates or beneficial owners.

Title of        Name and Address                            Amount of                 Percent of     All
Class           of Beneficial Owner                         Beneficial Interest       Class          warrants
                                                                                                     exercised**
---------------------------------------------------------------------------------------------------------------
Common          Xiao-qing Du (Director)                     1,250,000                 7.9%           7.6%
Stock           Ste. 900-789 West Pender St.                (2)(8)
                Vancouver, B.C.  V6C 1H2
Common          Ernest Cheung                               1,446,333                 9.1%           7.3%
Stock           (Secretary & Director)                      (1)(3)(4)(5)(6)(8)
                (Including Richco Investors)
Common          Maurice Tsakok                              1,225,333                 7.7%           6.2%
Stock           (Including Richco Investors)                (1)(3)(4)(5)(6)(8)

Total for officers and directors as a group                 2,696,333                 16.4           13.3

     (1) Richco Investors, Inc., owns 1,137,999 shares after the reverse split. Messrs. Cheung and Tsakok are officers, directors and beneficial owners of Richco Investors Inc. For purposes of this table, the shares owned by Richco are deemed owned by Mr.Cheung and Mr. Tsakok, beneficially and individually. Mr. Cheung received 165,000 options in 2004.

     (2)  As an officer Ms. Du received 330,000 options in 2004.

     (3) Ernest Cheung has 16,667 options (after the reverse split) to purchase shares at $3.90 and 165,000 options at $.30.

     (4) Maurice Tsakok has 87,333 options after the reverse split to purchase shares at $3.90.

     (5) Ernest Cheung is President of Development Fund II of Nova Scotia, Inc. which owns 63,333 common shares after the reverse split.

     (6) Includes all shares of Richco Investors, Inc., Ernest Cheung, Maurice Tsakok, and Development Fund II of Nova Scotia since there is common control.

     (7) Assumes exercise of all warrants and options within 60 days pursuant to Rule 13(d)3(d)(i).

     (8) QuickNet Partners owns 2,040,000 common shares after the reverse split for the acquisition.

     (9) XiaoQing Du owns 330,000 post reverse split options at the exercise price of $0.30; Ernest Cheung owns 165,000 post reverse split options at the exercise price of $0.30.

          *If all warrants for units are exercised.

          **If all warrants and options for shares are exercised.

COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge all of these filing requirements were satisfied.

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2004, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by China Mobility Solutions, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.


                         CHINA MOBILITY SOLUTIONS, INC.



                              Dated: June 13, 2005


                     By the order of the Board of Directors

                             /s/Angela Du
                             -----------------------
                              Angela Du, President

                                     BALLOT

------------------------------------------------------------------------------
                         CHINA MOBILITY SOLUTIONS, INC.
                          #900 - 789 West Pender Street
                         Vancouver, B.C. Canada V6C 1H2
                                  (604)632-9638


                           PROXY FOR ANNUAL MEETING OF
                           STOCKHOLDERS, JULY 28, 2005

     The undersigned hereby appoints Angela Du proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of China Mobility Solutions, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on July 28, 2005, at 1:30 p.m., at The Sheraton Hotel, 360 Union Blvd., Lakewood, Colorado, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.


1. To elect a Board of four (4) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

     Nominees: Xiao-Qing (Angela) Du, Ernest Cheung, Greg Ye, Michael J.P. Moen

               [_] FOR: nominees listed above (except as marked to the contrary below).

               [_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------
2. To ratify the appointment of Moen and Company as independent accountants for the period ending December 31, 2005:

         [_] FOR           [_] AGAINST               [_] ABSTAIN

3. To increase the Company's authorized shares to 500 million shares of common stock.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

                                        ----------------------------------------
                                              Signature of Stockholder


                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2005

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  EXHIBIT "A"

                             2005 STOCK OPTION PLAN

                         CHINA MOBILITY SOLUTIONS, INC.
                             2005 STOCK OPTION PLAN

1. PURPOSE

     This 2005 China Mobility Solutions, Inc. Stock Option Plan ("the 2005 Plan") is intended to promote the interests of the Corporation by providing eligible individuals who are responsible for the management, growth and financial success of the Corporation or who otherwise render valuable services to the Corporation with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and thereby encourage them to remain in the service of the Corporation. Capitalized terms used herein shall have the meanings ascribed to such terms in Paragraph 5.

2. ADMINISTRATION OF THE 2005 PLAN

(a) The 2005 Plan shall be administered by the Board. The Board, however, may at any time appoint a committee ("Committee") of two (2) or more Board members and delegate to such Committee one or more of the administrative powers allocated to the Board pursuant to the provisions of the 2005 Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     (b) The 2005 Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the 2005 Plan) shall have full power and authority (subject to the provisions of the 2005 Plan) to establish such rules and regulations as it may deem appropriate for the proper 2005 Plan administration and to make such determinations under, and issue such interpretations of, the 2005 Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the 2005 Plan Administrator shall be final and binding on all parties who have an interest in the 2005 Plan or any outstanding option or share issuance.

3. ELIGIBILITY

     (a) The persons eligible to receive option grants pursuant to the 2005 Plan (each an "Optionee") are limited to the following:

          (1) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations, if any) who render services which contribute to the success and growth of the Corporation (or any parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or any parent or subsidiary corporations);

          (2) the non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporations; and

          (3) those consultants or independent contractors who provide valuable services to the Corporation (or any parent or subsidiary corporations).

     (b) The 2005 Plan Administrator shall have full authority to determine, with respect to the option grants made under the 2005 Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

4. STOCK SUBJECT TO THE 2005 PLAN

     (a) The stock issuable under the 2005 Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock, $0.0001 par value (the "Common Stock"). The maximum number of shares which may be issued over the term of the 2005 Plan shall not exceed 3.5 million shares of Common Stock. The total number of shares issuable under the 2005 Plan shall be subject to adjustment from time to time in accordance with the provisions of Section 4(c).

     (b) Shares subject to (i) the portion of one or more outstanding options which are not exercised or surrendered prior to expiration or termination and
(ii) outstanding options canceled in accordance with the cancellation-regrant provisions of Section 9 will be available for subsequent option grants or stock issuances under the 2005 Plan.

     (c) In the event any change is made to the Common Stock issuable under the 2005 Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the aggregate number and/or class of shares issuable under the 2005 Plan and (ii) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the 2005 Plan Administrator shall be final, binding and conclusive.

     (d) Common Stock issuable under the 2005 Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

5. DEFINITIONS

     The following definitions shall apply to the respective capitalized terms used herein:

     BOARD means the Board of Directors of China Mobility Solutions, Inc.

     CODE means the Internal Revenue Code of 1986, as amended.

     CORPORATION means China Mobility Solutions, Inc. and its successors.

     CORPORATE TRANSACTION means one or more of the following transactions:

     (a) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation,

     (b) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, or (c) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger.

     EMPLOYEE means an individual who is in the employ of the Corporation or one or more Parent or Subsidiary corporations (if any). An optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     EXERCISE DATE shall be the date on which written notice of the exercise of an outstanding option under the 2005 Plan is delivered to the Corporation. Such notice shall be in the form of a stock purchase agreement.

     FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

     (a) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the 2005 Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

     (b) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

     (c) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the 2005 Plan Administrator determines that the valuation provisions of subparagraphs (a) and (b) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the 2005 Plan Administrator after taking into account such factors as the 2005 Plan Administrator shall deem appropriate under the circumstances.

     INCENTIVE OPTION means an Incentive Stock Option which satisfies the requirements of Section 422 of the Code.

     NON-STATUTORY OPTION means an option not intended to meet the statutory requirements prescribed under the Code for an Incentive Option.

     PARENT corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     PERMANENT DISABILITY means the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. 2005 PLAN means this 2005 China Mobility Solutions, Inc. Stock Option Plan.

     PLAN ADMINISTRATOR means the Board or the Committee, to the extent the Committee is responsible for plan administration in accordance with Section 2.

     SERVICE means the performance of services for the Corporation or one or more Parent or Subsidiary corporations by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless a different meaning is specified in the option agreement evidencing the option grant or the purchase agreement evidencing the purchased option shares. An Optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member the board of directors or an independent consultant or advisor.

     SUBSIDIARY corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     TEN PERCENT SHAREHOLDER means the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary corporation.

6. TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the 2005 Plan shall be authorized by action of the 2005 Plan Administrator and may, at the discretion of the 2005 Plan Administrator, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the 2005 Plan Administrator; PROVIDED, HOWEVER, that each such instrument shall comply with and incorporate the terms and conditions specified below. In addition, each instrument evidencing an Incentive Option shall be subject to the applicable provisions of Section 7.

     (a) OPTION PRICE

          (1) The option price per share shall be fixed by the 2005 Plan Administrator.

          (2) The option price shall become immediately due upon exercise of the option, and subject to the provisions of Section 11, shall be payable in cash or check drawn to the Corporation's order. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the option price may also be paid as follows:

               (A) in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or (B) through a special sale and remittance procedure pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (ii) concurrently provides written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

               (b) TERM AND  EXERCISE OF OPTIONS

               Each option granted under the 2005 Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the 2005 Plan Administrator and set forth in the stock option agreement evidencing such option. However, no option granted under the 2005 Plan shall have a term in excess of ten (10) years from the grant date.

               (c) TERMINATION OF SERVICE

               (1) The 2005 Plan Administrator shall have complete discretion to limit the period of time that an option granted under the 2005 Plan may be exercised should the Optionee cease to remain in Service for any reason (including death or Permanent Disability). In no event, however, shall any such option be exercisable after the specified expiration date of the option term. During such limited period of exercisability, the option may not be exercised for more than that number of shares (if any) for which such option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

               (2) Notwithstanding subsection (1) above, the 2005 Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the time the Optionee ceases Service, to allow one or more outstanding options held by the Optionee to be exercised, during the period of exercisability following the Optionee's cessation of Service, not only with respect to the number of shares for which the option is exercisable.

               (3) Notwithstanding any provision of this 2005 Plan to the contrary, any options granted under this 2005 Plan shall terminate as of the date the Optionee ceases to be in the Service of the Corporation if the Optionee was terminated for "cause" or could have been terminated for "cause." If the Optionee has an employment or a consulting agreement with the Corporation, the term "cause" shall have the meaning given that term in the employment or consulting agreement. If the Optionee does not have an employment or consulting agreement with the Corporation, or if such employment or consulting agreement does not define the term "cause," the term "cause" shall mean: (A) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (i) an act materially in conflict with the financial interests of the Corporation, (ii) an act that could damage the reputation or customer relations of the Corporation, (iii) an act that could subject the Corporation to liability, (iv) an act constituting sexual harassment or other violation of the civil rights of co-workers, (v) failure to obey any lawful instruction of the Board or any officer of the Corporation and
          (vi) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionee may have with the Corporation, or (B) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, unfair competition with the Corporation or the inducement of any customer of the Corporation to breach any contract with the Corporation. The right to exercise any option shall be suspended automatically during the pendency of any investigation by the Board, or its designee, and/or any negotiations by the Board, or its designee, and the Optionee, regarding any actual or alleged act or omission by the Optionee of the type described in this paragraph.

               (d) SHAREHOLDER RIGHTS. An Optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such Optionee shall have exercised the option and paid the option price.

               (e) TRANSFERABILITY. Unless otherwise specified in the Agreement relating to an option, options granted hereunder may be transferable
          (i) by will or the laws of descent and distribution, (ii) pursuant to beneficiary designation procedures approved by the Company, (iii) pursuant to a domestic relations order, (iv) to one or more family members of the optionee, (v) to a trust or trusts for the exclusive benefit of the optionee and/or one or more family members of the optionee, (vi) to a partnership in which the optionee and/or one or more family members of the optionee are the only partners, (vii) to a limited liability company in which the optionee and/or one or more family members of the optionee are the only members, or (viii) to such other persons or entities as may be specified in the agreement relating to an option or approved in writing by the Committee prior to such transfer. Except to the extent permitted by the preceding sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, (i) no option granted hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process and (ii) upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option granted hereunder, such option and all rights thereunder shall immediately become null and void.

7. INCENTIVE OPTIONS

     The terms and conditions specified below shall be applicable to all Incentive Options granted under the 2005 Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the 2005 Plan shall NOT be subject to such terms and conditions.

     (a) OPTION PRICE. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date; provided, if the individual to whom the option is granted is at the time a Ten Percent Shareholder, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the grant date.

     (b) DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this 2005 Plan (or any other option 2005 Plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as Incentive Stock Options under the Federal tax laws during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

     (c) OPTION TERM FOR TEN PERCENT SHAREHOLDER. No option granted to a Ten Percent Shareholder shall have a term in excess of five (5) years from the grant date.

     (d) ACCELERATED TERMINATION OF OPTION TERM. The option term shall terminate prior to the expiration date established by the 2005 Plan Administrator should any of the following provisions become applicable:

          (1) Except as otherwise provided in subparagraph (2) or (3) below, should an Optionee cease to remain in Service while his/her option is outstanding, then the period for exercising his/her option shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall such option be exercisable at any time after the expiration date. Upon the expiration of such three (3) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

          (2) Should the Optionee die while his/her option is outstanding, his/her option shall cease to be exercisable, upon the EARLIER of (a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the expiration date of the option. Upon the expiration of such twelve (12) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

          (3) Should the Optionee become Permanently Disabled and cease by reason thereof to remain in Service while his/her option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise his/her option, but in no event shall this option be exercisable at any time after the expiration date of the option. Upon the expiration of such limited period of exercisability or (if earlier) upon the expiration date, his/her option shall terminate and cease to be outstanding.

          (4) During the limited period of exercisability applicable under subparagraphs (1), (2), or (3) above, the Optionee's option may be exercised for any or all of the option shares in which the Optionee, at the time of cessation of Services, is vested in accordance with the exercise/vesting provisions specified in his/her stock option documents.

     (e) TRANSFERABILITY. An Incentive Option shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercisable during the Optionee's lifetime only by such Optionee or the Optionee's legal representative or similar person. Except as modified by the preceding provisions of this Section 7, all the provisions of the 2005 Plan shall be applicable to the Incentive Options granted hereunder.

8. CORPORATE TRANSACTION

     (a) In the event of any Corporate Transaction, each option outstanding under the 2005 Plan shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

     (b) In connection with any such Corporate Transaction, the 2005 Plan Administrator may, at its sole discretion, (i) accelerate each or any outstanding option under the 2005 Plan so that each or any such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares, (ii) arrange for each or any outstanding option to either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (iii) arrange for the option to be replaced by a comparable cash incentive program of the successor corporation based on the option spread (the amount by which the Fair Market Value of the shares of Common Stock at the time subject to the option exceeds the option price payable for such shares) or (iv) take none of the actions described in clauses (i), (ii) or (iii) above and allow the option to terminate as provided in Section 2(a) above. The determination of comparability under clauses (ii) and
(iii) above shall be made by the 2005 Plan Administrator, and such determination shall be final and conclusive.

     (c) The exercisability as Incentive Stock Options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of subsection 7(b).

     (d) If the outstanding options under the 2005 Plan are assumed by the successor corporation (or parent thereof) in the Corporate Transaction or are otherwise to continue in effect following such Corporate Transaction, then each such assumed or continuing option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities or other property that would have been issuable to the option holder, in consummation of the Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction.

     (e) The grant of options under this 2005 Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

9. CANCELLATION AND NEW GRANT OF OPTIONS

     The 2005 Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the 2005 Plan and to grant in substitution therefore new options under the 2005 Plan covering the same or different numbers of shares of Common Stock but having, in the case of an Incentive Option, an option price per share not less than one hundred percent (100%) of such Fair Market Value per share of Common Stock on the new grant date, or, in the case of a Ten Percent Shareholder, not less than one hundred and ten percent (110%) of such Fair Market Value.

10. EXTENSION OF EXERCISE PERIOD

     The 2005 Plan Administrator shall have full power and authority to extend (either at the time when the option is granted or at any time while the option remains outstanding) the period of time for which the option is to remain exercisable following the Optionee's cessation of Service, from the limited period set forth in the option agreement, to such greater period of time as the 2005 Plan Administrator may deem appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

11. LOANS

     (a) The 2005 Plan Administrator may assist any Optionee (including an Optionee who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under the 2005 Plan, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by:

          (1) authorizing the extension of a loan from the Corporation to such Optionee, or

          (2) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years.

     (b) The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the 2005 Plan
Administrator in its sole discretion. Loans or installment payments may be granted with or without security or collateral; however, any loan made to a consultant or other non-employee director must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each may not exceed the SUM of (i) the aggregate option price payable for the purchased shares less the aggregate par value for such shares plus (ii) any Federal and State income and employment tax liability incurred by the Optionee in connection with such exercise.

     (c) The 2005 Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions the Board in its discretion deems appropriate.

12. AMENDMENT OF THE 2005 PLAN AND AWARDS

     (a) The Board shall have complete and exclusive power and authority to amend or modify the 2005 Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the 2005 Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the 2005 Plan prior to such action, unless the Optionee consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the 2005 Plan to (i) materially increase the maximum number of shares issuable under the 2005 Plan (except for permissible adjustments under Section 4(c)), (ii) materially increase the benefits accruing to individuals who participate in the 2005 Plan, or (iii) materially modify the eligibility requirements for participation in the 2005 Plan.

     (b) Options to purchase shares of Common Stock may be granted under the 2005 Plan which are in excess of the number of shares then available for issuance under the 2005 Plan, provided any excess shares actually issued under the 2005 Plan are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the 2005 Plan. If such shareholder approval is not obtained within twelve (12) months after the date the initial excess issuances are made, then (i) any unexercised options representing such excess shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund to the Optionees the option price paid for any excess shares issued under the 2005 Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

13. EFFECTIVE DATE AND TERM OF 2005 PLAN

     (a) The 2005 Plan shall become effective when adopted by the Board and approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the 2005 Plan, then all options previously granted under the 2005 Plan shall terminate, and no further options shall be granted. Subject to such limitation, the 2005 Plan Administrator may grant options under the 2005 Plan at any time after the effective date and before the date fixed herein for termination of the 2005 Plan.

     (b) The 2005 Plan shall terminate upon the EARLIER of (i) ten years after the adoption of the 2005 Plan or (ii) the date on which all shares available for issuance under the 2005 Plan have been issued or canceled pursuant to the exercise or surrender of options granted under the 2005 Plan. If the date of termination is determined under clause (i) above, then no options outstanding on such date under the 2005 Plan shall be affected by the termination of the 2005 Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the stock option agreements evidencing such Options.

14. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the 2005 Plan shall be used for general corporate purposes.

15. WITHHOLDING

     The Corporation's obligation to deliver shares upon the exercise or surrender of any options granted under the 2005 Plan shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

16. REGULATORY APPROVALS

     The implementation of the 2005 Plan, the granting of any options under the 2005 Plan, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the 2005 Plan, the options granted under it, and the Common Stock issued pursuant to it.

                         CHINA MOBILITY SOLUTIONS, INC.
                             2005 STOCK OPTION PLAN
                         NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the "Option") made to purchase shares of China Mobility Solutions, Inc. (the "Company") common stock (the "Common Stock"):

OPTIONEE: _______________________________

GRANT DATE: _____________________________

VESTING COMMENCEMENT DATE: ________________________

TYPE OF STOCK: Common Stock

OPTION PRICE: $ ________ per share

NUMBER OF OPTION SHARES: ____________________________

EXPIRATION DATE: ______________________________________

TYPE OF OPTION: Incentive / Non-Statutory

EXERCISE SCHEDULE: _____________________________________

Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the 2005 China Mobility Solutions, Inc. Stock Option Plan (the "2005 Plan"). Optionee further agrees to be bound by the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

Optionee understands that the terms and conditions applicable to any Option Shares purchased thereunder are as set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

Optionee hereby acknowledges receipt of a copy of the 2005 Plan in the form attached to this Notice of Grant.

NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the 2005 Plan shall confer upon the Optionee any right to continue in the Service of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

                         CHINA MOBILITY SOLUTIONS, INC.

Date: _____________________________

By: _______________________________

its ________________________________

OPTIONEE __________________________

Date: _____________________________

Address: __________________________

                                   EXHIBIT A
                         CHINA MOBILITY SOLUTIONS, INC.
                             STOCK OPTION AGREEMENT
                                  WITNESSETH:

                                    RECITALS

A. The Board has adopted the 2005 Stock Option Plan (the "2005 Plan") for the purpose of attracting and retaining the services of selected key employees
(including officers and directors), non-employee members of the Board and consultants and other independent contractors who contribute to the financial success of the Corporation.

B. Optionee is an individual who is to render valuable services to the Corporation, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the 2005 Plan in connection with the Corporation's grant of a stock option to Optionee.

C. Capitalized terms used in this Agreement shall, unless the context clearly indicates otherwise, have the meaning assigned to such terms in Paragraph 20 of this Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of the Grant Date, a stock option to purchase up to that number of Option Shares as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the Option term at the Option Price per share specified in the Grant Notice.

2. OPTION TERM. This Option shall expire at the close of business on the Expiration Date specified in the Grant Notice, unless sooner terminated in accordance with Paragraphs 5, 6, or 17 hereof; provided, in no event shall this Option have a maximum term in excess of ten (10) years measured from the Grant Date.

3. OPTION NONTRANSFERABLE; EXCEPTION. Unless otherwise specified in the Agreement relating to an option, options granted hereunder may be transferable
(i) by will or the laws of descent and distribution, (ii) pursuant to beneficiary designation procedures approved by the Company, (iii) pursuant to a domestic relations order, (iv) to one or more family members of the optionee,
(v) to a trust or trusts for the exclusive benefit of the optionee and/or one or more family members of the optionee, (vi) to a partnership in which the optionee and/or one or more family members of the optionee are the only partners, (vii) to a limited liability company in which the optionee and/or one or more family members of the optionee are the only members, or (viii) to such other persons or entities as may be specified in the agreement relating to an option or approved in writing by the Committee prior to such transfer. Except to the extent permitted by the preceding sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, (i) no option granted hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process and (ii) upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option granted hereunder, such option and all rights thereunder shall immediately become null and void. Additional transferability restrictions apply to Incentive Stock Options in accordance with Paragraph 18(a) hereof.

4. DATES OF EXERCISE. This Option may not be exercised in whole or in part at any time prior to the time the 2005 Plan is approved by the Corporation's shareholders in accordance with Paragraph 17. Provided such shareholder approval is obtained, this Option shall thereupon become exercisable for the Option Shares in one or more installments as is specified in the Grant Notice. As the Option becomes exercisable in one or more installments, the installments shall accumulate and the Option shall remain exercisable for such installments until the Expiration Date or the sooner termination of the Option term under Paragraph 5 or Paragraph 6 of this Agreement.

5. ACCELERATED TERMINATION OF OPTION TERM. The option term specified in Paragraph 2 shall terminate (and this Option shall cease to be exercisable) prior to the Expiration Date should any of the following provisions become applicable:

(a) Except as otherwise provided in subparagraph (b) or (c) below, should Optionee cease to remain in Service while this Option is outstanding, then the period for exercising this Option shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall this Option be exercisable at any time after the Expiration Date. Upon the expiration of such three (3) month period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

(b) Should Optionee die while this Option is outstanding, then the personal representative of the Optionee's estate or the person or persons to whom the Option is transferred pursuant to the Optionee's will or in accordance with the law of descent and distribution shall have the right to exercise this Option. Such right shall lapse, and this Option shall cease to be exercisable, upon the EARLIER of (i) the expiration of the twelve (12) month period measured from the date of Optionee's death or (ii) the Expiration Date. Upon the expiration of such twelve (12) month period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

(c) Should Optionee become Permanently Disabled and cease by reason thereof to remain in Service while this Option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date. Upon the expiration of such limited period of exercisability or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding.

(d) During the limited period of exercisability  applicable under  subparagraphs
(a), (b) or (c) above, this Option may be exercised for any or all of the Option Shares in which the Optionee, at the time of cessation of Service, is vested in accordance with the exercise/vesting provisions specified in the Grant Notice or the special acceleration provisions of Paragraph 6 of this Agreement.

(e) Notwithstanding any provisions of this paragraph 5 or any other provision of this Agreement or the 2005 Plan to the contrary, any options granted under the 2005 Plan shall terminate as of the date Optionee ceases to be in the Service of the Corporation if Optionee was terminated for "cause" or could have been terminated for "cause." If Optionee has an employment or consulting agreement with the Corporation, the term "cause" shall have the meaning given that term in the employment or consulting agreement. If Optionee does not have an employment or consulting agreement with the Corporation, or if such employment or consulting agreement does not define the term "cause," the term "cause" shall mean: (1) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (i) an act materially in conflict with the financial interests of the Corporation, (ii) an act that could damage the reputation or customer relations of the Corporation, (iii) an act that could subject the Corporation to liability, (iv) an act constituting sexual harassment or other violation of the civil rights of co-workers, (v) failure to obey any lawful instruction of the Board or any officer of the Corporation and (vi) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions, or noncompetition agreement Optionee may have with the Corporation, or (2) acts constituting the unauthorized disclosure of any trade secrets or confidential information of the Corporation, unfair competition with the corporation or the inducement of any customer of the Corporation to breach any contract during the pendency of any investigation by the Board, or its designee, and/or any negotiations by the Board, or its designee, and Optionee, regarding any actual or alleged act or omission by Optionee of the type described in this paragraph.

6. CORPORATE TRANSACTION.

(a) This Option shall terminate upon the consummation of any Corporate Transaction, unless expressly assumed by the successor corporation or parent thereof.

(b) In connection with any such Corporate Transaction, the 2005 Plan Administrator may, at its sole discretion, (i) accelerate this Option so that this Option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to all of the Option Shares and may be exercised for all or any portion of such shares, (ii) arrange for this Option either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (iii) arrange for this Option to be replaced by a comparable cash incentive program of the successor corporation based on the option spread (the amount by which the Fair Market Value of the shares of Common Stock at the time subject to the Option exceeds the Option Price payable for such shares) or
(iv) take none of the actions described in clauses (i), (ii) or (iii) above and allow this Option to terminate as provided in Paragraph 6(a) above. The determination of comparability under clauses (ii) and (iii) above shall be made by the 2005 Plan Administrator, and its determination shall be final and conclusive.

(c) The exercisability of this Option as an Incentive Stock Option under the Federal tax laws (if designated as such in the Grant Notice) shall, in connection with any such Corporate Transaction, be subject to the applicable dollar limitation of Paragraph 18.

(d) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. ADJUSTMENT IN OPTION SHARES

(a) In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock split, stock dividend, combination of shares, exchange or conversion of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number of Option Shares subject to this Option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

(b) If this Option is to be assumed or is otherwise to remain outstanding after the Corporate Transaction, then this Option shall be appropriately adjusted to apply and pertain to the number and class of securities that would have been issuable to the Optionee in the consummation of such Corporation Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Option Price payable per share, provided the aggregate Option Price payable hereunder shall remain the same.

8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this Option shall not have any of the rights of a shareholder with respect to the Option Shares until such individual shall have exercised the option and paid the Option Price.

9. MANNER OF EXERCISING OPTION.

(a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator heir or legatee, as the case may be) or Transferee (in the case of certain Incentive Options) must take the following actions:

     (1) Execute and deliver to the Secretary of the Corporation the Purchase Agreement.

     (2) Pay the aggregate Option Price for the purchased shares either by full payment in cash or check, or any other form approved by the 2005 Plan Administrator at the time of exercise in accordance with the provisions of Paragraph 14.

     (3) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

(b)  Should the  Corporation's  outstanding  Common  Stock be  registered  under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time the Option is exercised, then the Option Price may also be paid as follows:

     (1) in shares of the Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the

Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or (2) through a special sale and remittance procedure pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate Option Price payable for the purchased shares plus all applicable Federal and state income and employment taxes required to be withheld by the Corporation by reason of such purchase and (ii) concurrently provides written directives to the Corporation to deliver the certificates for the purchased shares directly to such broker-dealer in order to effect the sale transaction.

(c) Except to the extent the special sale and remittance procedure is utilized to exercise this Option, payment of the Option Price must accompany the delivery of the Purchase Agreement. As soon after such payment is practical, the Corporation shall mail or deliver to Optionee (or to the other person or persons exercising this Option) a certificate or certificates representing the shares so purchased and paid for, with the appropriate legend affixed thereto.

(d) In no event may this Option be exercised for any fractional shares.

10. COMPLIANCE WITH LAWS AND REGULATIONS.

(a) The exercise of this Option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Corporation and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

(b) In connection with the exercise of this Option, Optionee shall execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3, 6 and 18(a) the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

12. LIABILITY OF CORPORATION.

(a) If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock that may be issued under the 2005 Plan without shareholder approval, then this Option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the 2005 Plan is obtained in accordance with the applicable provisions of the 2005 Plan.

(b) The inability of the Corporation to obtain approval from any regulatory body having authority the Corporation deems necessary to the lawful issuance and sale of any Common Stock pursuant to this Option shall relieve the Corporation of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

13. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at its principal corporate offices. Any notices required to be given or delivered to the Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. Mail, postage prepaid and properly addressed to the party to be notified.

14. LOANS. The 2005 Plan Administrator may, in its absolute discretion and without any obligation to do so, assist the Optionee in the exercise of this Option by (i) authorizing the extension of a loan to the Optionee from the Corporation or (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate, the requirement for collateral and the terms of repayment) shall be established by the 2005 Plan Administrator in its sole discretion.

15. CONSTRUCTION. This Agreement and the Option evidenced hereby are made and granted pursuant to the 2005 Plan and are in all respects limited by and subject to the express terms and provisions of the 2005 Plan. All decisions of the 2005 Plan Administrator with respect to any question or issue arising under the 2005 Plan or this Agreement shall be conclusive and binding on all persons having an interest in this Option.

16. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

17. SHAREHOLDER APPROVAL. The grant of this Option is subject to approval of the 2005 Plan by the Corporation's shareholders within twelve (12) months after the adoption of the 2005 Plan by the Board. NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, THIS OPTION MAY NOT BE EXERCISED IN WHOLE OR IN PART UNTIL SUCH SHAREHOLDER APPROVAL IS OBTAINED. In the event that such shareholder approval is not obtained, then this Option shall terminate in its entirety and the Optionee shall have no further rights to acquire any Option Shares hereunder.

18. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this Option is designated an Incentive Stock Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

(a) An Incentive Option shall not be transferable otherwise than by will or the laws of descent and distribution and may be exercisable during the Optionee's lifetime only by such Optionee or the Optionee's legal representative or similar person.

(b) This Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws if (and to the extent) this Option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than one (1) year after the date the Optionee ceases to be an Employee by reason of Permanent Disability.

(c) In the event this Option is designated as immediately exercisable in the Grant Notice, then except in the event of a Corporate Transaction, this Option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this Option would otherwise first become exercisable in such calendar year would, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more other post-1986 Incentive Stock Options granted to the Optionee prior to the Grant Date (whether under the 2005 Plan or any other option 2005 Plan of the Corporation or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed one hundred thousand dollars ($100,000) in the aggregate. To the extent the exercisability of this Option is deferred by reason of the foregoing limitation, the deferred portion will first become exercisable in the first calendar year or years thereafter in which the one hundred thousand dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened.

(d) In the event this Option is designated as an installment option in the Grant Notice, no installment under this Option (whether annual or monthly) shall qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which this Option or one or more other post-1986 Incentive Stock Options granted to the Optionee prior to the Grant Date (whether under the 2005 Plan or any other option 2005 Plan of the Corporation or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed one hundred thousand dollars ($100,000) in the aggregate.

(e) Should the exercisability of this Option be accelerated upon a Corporate Transaction, then this Option shall qualify for favorable tax treatment as an Incentive Stock Option under the Federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this Option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which this Option or one or more other post-1986 Incentive Stock Options granted to the Optionee prior to the Grant Date (whether under the 2005 Plan or any other option 2005 Plan of the Corporation or any Parent or Subsidiary corporations) first become exercisable during the same calendar year, exceed one hundred thousand (100,000) in the aggregate.

(f) To the extent this Option should fail to qualify as an Incentive Stock Option under the Federal tax laws, the Optionee will recognize compensation income in connection with the acquisition of one or more Option Shares hereunder, and the Optionee must make appropriate arrangements for the satisfaction of all Federal, state or local income tax withholding requirements and Federal Social Security employee tax requirements applicable to such compensation income.

19. ADDITIONAL TERMS APPLICABLE TO A NON-STATUTORY STOCK OPTION. In the event this Option is designated a non-statutory stock option in the Grant Notice, Optionee hereby agrees to make appropriate arrangements with the Corporation for the satisfaction of all Federal, state or local tax withholding requirements and Federal Social Security employee tax requirements applicable to the exercise of this Option.

20. DEFINITIONS. The following definitions shall apply to the respective capitalized terms used herein:

(a) BOARD means the Board of Directors of China Mobility Solutions, Inc.

(b) CODE means the Internal Revenue Code of 1986, as amended.

(c) COMMON STOCK means the Common Stock of China Mobility Solutions, Inc.

(d) CORPORATION means China Mobility Solutions, Inc., a Delaware corporation, and any of its successors.

(e) CORPORATE TRANSACTION means one or more of the following transactions: (1) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation; (2) the sale, transfer, or other disposition of all or substantially all of the assets of the Corporation; or (3) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held stock immediately prior to such merger.

(f) EMPLOYEE means an individual who is in the employ of the Corporation or any Parent or Subsidiary corporation. An Optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or any Parent or Subsidiary corporation, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

(g) EXERCISE DATE shall be the date on which the executed Purchase Agreement for one or more Option Shares is delivered to the Corporation in accordance with Paragraph 9 of this Agreement.

(h) FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(1) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or if such information is available, the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and the lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

(2) If the Common Stock is at the time listed or admitted to trading on any stock exchange then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the 2005 Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists. (3) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the 2005 Plan Administrator otherwise determines that the valuation provisions of subparagraphs (a) and (b) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the 2005 Plan Administrator after taking into account such factors as the 2005 Plan Administrator shall deem appropriate under the circumstances.

(i) GRANT DATE means the date specified in the Grant Notice as the date on which the Option was granted to the Optionee under the 2005 Plan.

(j) INCENTIVE STOCK OPTION means an option intended to meet the statutory requirements of Section 422 of the Code.

(k) NON-STATUTORY STOCK OPTION means an option not intended to meet the statutory requirements prescribed under the Code for an Incentive Option.

(l) OPTION SHARES means the total number of shares of Common Stock indicated in the Grant Notice as purchasable under this Option.

(m) OPTIONEE means the individual identified in the Grant Notice as the person to whom this Option has been granted under the 2005 Plan.

(n) OPTION PRICE means the exercise price per share to be paid by the Optionee for the exercise of this Option. The Option Price is indicated in the Grant Notice.

(o) PARENT corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(p) PERMANENTLY DISABLED or Permanent Disability means the inability of an individual to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(q) 2005 PLAN means the 2005 China Mobility Solutions, Inc. Stock Option Plan attached to the Grant Notice.

(r) 2005 PLAN ADMINISTRATOR means either the Board or a committee of two or more Board members, to the extent such committee may at the time be responsible for plan administration.

(s) PURCHASE AGREEMENT means the stock purchase agreement, in substantially the form of Exhibit B to the Grant Notice, which is to be executed in connection with the exercise of this Option for one or more Option Shares.

(t) SERVICE means the performance of services for the Corporation or any Parent or Subsidiary corporation by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor. Accordingly, the Optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

(u) SUBSIDIARY corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   EXHIBIT B
                         CHINA MOBILITY SOLUTIONS, INC.
                            STOCK PURCHASE AGREEMENT

Agreement made as of this day of __________________ , 20__, between China Mobility Solutions, Inc., a Delaware corporation (the "Corporation"), and _________________________ , the holder of a stock option ("Optionee") under the 2005 China Mobility Solutions, Inc. Stock Option Plan (the "2005 Plan"). All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the 2005 Plan, unless otherwise indicated.

A. EXERCISE OF OPTION

1. EXERCISE. Optionee hereby purchases shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ____________ , 20__ (the "Grant Date") to purchase ______________ shares of
Common Stock under the 2005 Plan at the exercise price of $ _____________ per share (the "Exercise Price").

2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporate Secretary, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

B. SECURITIES LAW COMPLIANCE

1. EXEMPTION FROM REGISTRATION. The Purchased Shares have not been registered under the 1933 Act and are accordingly being issued to Optionee in reliance upon the exemption from such registration provided by Rule 701 of the SEC for stock issuances under compensatory benefit plans such as the 2005 Plan. Optionee hereby acknowledges receipt of a copy of the 2005 Plan attached to the Grant Notice.

2. RESTRICTED SECURITIES.

Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the SEC issued under the 1933 Act is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

3. DISPOSITION OF SHARES. Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares unless and until there is compliance with all of the following requirements:

(a) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

(b) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

c) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

(d) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares.

The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

4. RESTRICTIVE LEGENDS. In order to reflect the restrictions imposed by this Agreement upon the disposition of the Purchased Shares, the stock certificates for the Purchased Shares shall be endorsed with the following restrictive legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (i) an effective registration statement for the shares under such Act, or (ii) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

C. MISCELLANEOUS PROVISIONS.

1. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

2. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the 2005 Plan and shall in all respects be construed in conformity with the express terms and provisions of the 2005 Plan.

3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without resort to that State's conflict-of-laws rules. The parties hereto hereby irrevocably submit to the jurisdiction of any state or federal court sitting in Delaware, in any action or proceeding brought to enforce or otherwise arising out of or relating to this Agreement, and hereby waive any objection to venue in any such court and any claim that such forum is an inconvenient forum.

4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon the Corporation and its successors and assignees and Optionee and Optionee's legal representatives, heirs, legatees, distributees, assignees, and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

CHINA MOBILITY SOLUTIONS, INC.:                 OPTIONEE:


By:                                             Address:
---------------------------------               ------------------------------

Title:
---------------------------------               -------------------------------